Exhibit 10.31

EXECUTION COPY

ACCURIDE CORPORATION
$342,000,000 CREDIT AGREEMENT

FIRST AMENDMENT

Dated as of December 10, 2003

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 10, 2003 (this “Amendment”), is among ACCURIDE CORPORATION, a Delaware corporation (the “U.S. Borrower”), and ACCURIDE CANADA INC., a corporation organized and existing under the law of the Province of Ontario (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Initial Lenders, CITIBANK, N.A., a national banking association (“Citibank”), as the initial issuing bank (the “Initial Issuing Bank”), CITICORP USA, INC., a Delaware corporation (“Citicorp”), as the swing line bank (the “Swing Line Bank”) and as administrative agent (together with any successor appointed pursuant to Article VIII, the “Administrative Agent”) for the Lender Parties, CITIGROUP GLOBAL MARKETS INC., as joint lead arranger and joint book-runner (“CGMI”), and DEUTSCHE BANK SECURITIES INC., as joint lead arranger and joint book-runner (“Deutsche” and, together with CGMI, the “Arrangers”), LEHMAN COMMERCIAL PAPER INC., as syndication agent (“Syndication Agent”) for the Lender Parties, and DEUTSCHE, as documentation agent (“Documentation Agent”) for the Lender Parties.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain financial institutions and other persons from time to time parties thereto (collectively, the “Lenders”), Citibank, N.A., as the Initial Issuing Bank, Citicorp USA, Inc., as the Swing Line Bank and as the Administrative Agent, Citigroup Global Markets Inc. and Lehman Brothers Inc., as the Lead Arrangers, Lehman Commercial Paper Inc., as the Syndication Agent, and Deutsche Bank Trust Company Americas, as the Documentation Agent, have entered into that certain Third Amended and Restated Credit Agreement dated as of June 13, 2003 (the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement);

WHEREAS, the Borrowers desire to refinance all of the outstanding New Term B Advances under the Credit Agreement with a new class of Term B1 Advances (the “Term B1 Advances”) having identical terms with, the same rights and obligations under the Loan Documents as, and in the same aggregate principal amounts as, the New Term B Advances, as set forth in the Loan Documents, except as such terms are amended hereby;

WHEREAS, each New Term B Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its New Term B Commitment and New Term B Advances (which New Term B Commitment and New Term B Advances shall thereafter be deemed terminated and refinanced in full) for a Term B1 Commitment (a “Term B1 Commitment”) and Term B1 Advances in the same aggregate principal amount as such Lender’s outstanding New Term B Advances as set forth in Schedule I to this Amendment, and such Lender shall thereafter become a Term B1 Lender (each, a “Term B1 Lender”);

WHEREAS, each Person who executes and delivers this Amendment as an Additional Term B1 Lender (each, an “Additional Term B1 Lender”), will make Term B1 Advances on the First Amendment Effective Date (as defined herein) (each, an “Additional Term B1 Advance”) to the U.S.

Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I to this Amendment, the proceeds of which will be used by the U.S. Borrower to refinance in full the outstanding principal amount of New Term B Advances of New Term B Lenders, if any, who do not execute and deliver this Amendment;

WHEREAS, the Borrowers desire to refiance all of the outstanding Term C Advances under the Credit Agreement with a new class of Term C1 Advances (the “Term C1 Advances”) having identical terms with, the same rights and obligations under the Loan Documents as, and in the same aggregate principal amounts as, the Term C Advances, as set forth in the Loan Documents, except as such terms are amended hereby;

WHEREAS, each Term C Lender who executes and delivers this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term C Commitment and Term C Advances (which Term C Commitment and Term C Advances shall thereafter be deemed terminated and refinanced in full) for a Term C1 Commitment (a “Term C1 Commitment”) and Term C1 Advances in the same aggregate principal amount as such Lender’s outstanding Term C Advances as set forth in Schedule I to this Amendment, and such Lender shall thereafter become a Term C1 Lender (each, a “Term C1 Lender”);

WHEREAS, each Person who executes and delivers this Amendment as an Additional Term C1 Lender (each, an “Additional Term C1 Lender”), will make Term C1 Advances on the First Amendment Effective Date (as defined herein) (each, an “Additional Term C1 Advance”) to the U.S. Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I to this Amendment, the proceeds of which will be used by the U.S. Borrower to refinance in full the outstanding principal amount of Term C Advances of Term C Lenders, if any, who do not execute and deliver this Amendment;

WHEREAS, the U.S. Borrower shall pay to each New Term B Lender and each Term C Lender all accrued and unpaid interest on their respective New Term B Advances and Term C Advances to the First Amendment Effective Date on such First Amendment Effective Date;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.           Amendment of Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)            By amending and restating clauses (a) and (b) of the definition of “Applicable Margin” in their entirety to read as follows:

(a) for Eurodollar Rate Advances outstanding under the Term B1 Facility, “Applicable Margin” means 5.25% per annum, and for Base Rate Advances outstanding under the Term B1 Facility, “Applicable Margin” means 4.25% per annum;

(b) for Advances outstanding under the Term C1 Facility, a percentage per annum determined by reference to the applicable Performance Level as set forth below:

Performance Level	Base Rate Advances	Eurodollar Rate Advances
A	1.750%	2.750%
B	2.250%	3.250%
C	2.250%	3.250%

(ii)           By deleting the definition of “Commitment” in its entirety and inserting the following definition in its place:

“Commitment” means a Term B1 Commitment, a Term C1 Commitment, a U.S. Revolving Credit Commitment, a Letter of Credit Commitment or a Canadian Revolving Credit Commitment.”

(iii)          By deleting the proviso at the end of the first sentence in the definition of “Eurodollar Rate”, which establishes the Eurodollar Rate floor of 2.00% per annum, in its entirety.

(iv)          By deleting the definition of “Facility” in its entirety and inserting the following definition in its place:

“Facility” means the Term B1 Facility, the Term C1 Facility, the Canadian Revolving Credit Facility, the U.S. Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility.

(v)           By deleting the definition of “Lenders” in its entirety and inserting the following definition in its place:

“Lenders” means the Initial Lenders, the Term B1 Lenders, the Term C1 Lenders and each Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender, Term B1 Lender, Term C1 Lender or Person, as the case may be, shall be a party to this Agreement.”

(vi)          By deleting the definition of “New Term B Advance” in its entirety and inserting the following definition in its place:

“New Term B Advance” has the meaning specified in this Agreement prior to the First Amendment Effective Date.

(vii)         By deleting the definition of “New Term B Borrowing” in its entirety and inserting the following definition in the appropriate alphabetical order:

“Term B1 Borrowing” means a borrowing consisting of simultaneous Term B1 Advances of the same type made by the Term B1 Lenders.”

(viii)        By deleting the definition of “New Term B Commitment” in its entirety and inserting the following definition in the appropriate alphabetical order:

“Term B1 Commitment” means, with respect to any Term B1 Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term B1 Commitment” or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Term B1 Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.”

(ix)           By deleting the definition of “New Term B Facility” in its entirety and inserting the following definition in the appropriate alphabetical order:

“Term B1 Facility” means, at any time, the aggregate amount of the Term B1 Lenders’ Term B1 Commitments at such time.”

(x)            By deleting the definition of “New Term B Lender” in its entirety and inserting the following definition in its place:

“New Term B Lender” has the meaning specified in this Agreement prior to the First Amendment Effective Date.

(xi)           By deleting the definition of “New Term B Note” in its entirety and inserting the following definition in the appropriate alphabetical order:

“Term B1 Note” means a promissory note of the U.S. Borrower payable to the order of any Term B1 Lender, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of the U.S. Borrower to such Lender resulting from the Term B1 Advance made or deemed to be made by such Lender.”

(xii)          By deleting the definition of “Term C Advance” in its entirety and inserting the following definition in its place:

“Term C Advance” has the meaning specified in this Agreement prior to the First Amendment Effective Date.

(xiii)         By deleting the definition of “Term C Commitment” in its entirety and inserting the following definition in its place:

“Term C1 Commitment” means, with respect to any Term C1 Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term C1 Commitment” or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Term C1 Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.”

(xiv)        By deleting the definition of “Term C Facility” in its entirety and inserting the following definition in its place:

“Term C1 Facility” means, at any time, the aggregate amount of the Term C1 Lenders’ Term C1 Commitments at such time.”

(xv)         By deleting the definition of “Term C Lender” in its entirety and inserting the following definition in its place:

“Term C Lender” has the meaning specified in this Agreement prior to the First Amendment Effective Date.

(xvi)        By deleting the definition of “Term C Note” in its entirety and inserting the following definition in its place:

“Term C1 Note” means a promissory note of the U.S. Borrower payable to the order of any Term C1 Lender, in substantially the form of Exhibit A-4 hereto, evidencing the indebtedness of the U.S. Borrower to such Lender resulting from the Term C1 Advance made or deemed to be made by such Lender.”

(xvii)       By deleting the definition of “Term Advances” in its entirety and inserting the following definition in its place:

“Term Advances” means, collectively, the Term B1 Advances and the Term C1 Advances.

(xviii)      By inserting the following new definitions therein in the appropriate alphabetical order:

“Additional Term B1 Lender” means a Person who was not a New Term B Lender that executes and delivers the First Amendment and is listed on Schedule I to the First Amendment as having a Term B1 Commitment.

“Additional Term C1 Lender” means a Person who was not a Term C Lender that executes and delivers the First Amendment and is listed on Schedule I to the First Amendment as having a Term C1 Commitment.

“First Amendment” means the First Amendment, dated as of December 10, 2003, to this Agreement among the Borrowers, the Administrative Agent, the Arrangers (as defined therein) and the Lender Parties party thereto.

“First Amendment Effective Date” is defined in Section 3 of the First Amendment.”

“Term B1 Advance” means a term loan or term loans in dollars made pursuant to Section 2.01(b) and exchanged pursuant to Section 2.01(h) of this Agreement or made pursuant to Section 2.01(i) of this Agreement.”

“Term C1 Advance” means a term loan or term loans in dollars made pursuant to Section 2.01(f) and exchanged pursuant to Section 2.01(k) of this Agreement or made pursuant to Section 2.01(l) of this Agreement.”

“Term B1 Lender” means, collectively, (a) each New Term B Lender that executes and delivers the First Amendment on or prior to the First Amendment Effective Date and (b) each Additional Term B1 Lender.”

“Term C1 Lender” means, collectively, (a) each Term C Lender that executes and delivers the First Amendment on or prior to the First Amendment Effective Date and (b) each Additional Term C1 Lender.”

(b)           Article II of the Credit Agreement is hereby amended by adding the following new subsections (h) through (m) at the end of Section 2.01:

“(h)         Exchange into Term B1 Advances.  Subject to the terms and conditions hereof, each New Term B Lender with a Term B1 Commitment severally agrees to exchange its New Term B Advance for a like principal amount of Term B1 Advances on the First Amendment Effective Date, and from and after the First Amendment Effective date such New Term B Advance shall be deemed refinanced in full and such Term B1 Advances shall be deemed made hereunder.

(i)            The Additional Term B1 Advances.  Subject to the terms and conditions hereof, each Additional Term B1 Lender severally agrees to make Term B1 Advances to the U.S. Borrower on the First Amendment Effective Date in a principal amount equal to its Term B1 Commitment on the First Amendment Effective Date.  The U.S. Borrower shall refinance all New Term B Advances of New Term B Lenders that do not execute and deliver the First Amendment on the First Amendment Effective Date with the gross proceeds of the Term B1 Advances made by the Additional Term B1 Lenders.

(j)            Certain Interest on New Term B Advances.  On the First Amendment Effective Date, the U.S. Borrower shall pay (x) all accrued and unpaid interest on the New Term B Advances that are Base Rate Advances, and (y) all accrued and unpaid interest on the New Term B Advances that are Eurodollar Rate Advances and were made by New Term B Lenders that are not Term B1 Lenders.  In addition, on the First Amendment Effective Date, (i) the Interest Periods for the New Term B Advances that are Eurodollar Rate Advances and were exchanged into Term B1 Advances pursuant to Section 2.01(h) shall continue on and after the First Amendment Effective Date and (ii) the Applicable Margin with respect to such Interest Periods shall be adjusted and effective as of the First Amendment Effective Date for all such Term B1 Advances (with the interest rate applicable to periods prior to the First Amendment Effective Date to be based on the Applicable Margin prior to the First Amendment Effective Date).

(k)           Exchange into Term C1 Advances.  Subject to the terms and conditions hereof, each Term C Lender with a Term C1 Commitment severally agrees to exchange its Term C Advance for a like principal amount of Term C1 Advances on the First Amendment Effective Date, and from and after the First Amendment Effective date such Term C Advance shall be deemed refinanced in full and such Term C1 Advances shall be deemed made hereunder.

(l)            The Additional Term C1 Advances.  Subject to the terms and conditions hereof, each Additional Term C1 Lender severally agrees to make Term C1 Advances to the U.S. Borrower on the First Amendment Effective Date in a principal amount equal to its Term C1 Commitment on the First Amendment Effective Date.  The U.S. Borrower shall refinance all Term C Advances of Term C Lenders that do not execute and deliver this Amendment on the First Amendment Effective Date with the gross proceeds of the Term C1 Advances made by the Additional Term C1 Lenders.

(m)          Certain Interest on Term C Advances.  On the First Amendment Effective Date, the U.S. Borrower shall pay (x) all accrued and unpaid interest on the Term C Advances that are Base Rate Advances, and (y) all accrued and unpaid interest on the Term C Advances that are

Eurodollar Rate Advances and were made by Term C Lenders that are not Term C1 Lenders.  In addition, on the First Amendment Effective Date, (i) the Interest Periods for the Term C Advances that are Eurodollar Rate Advances and were exchanged into Term C1 Advances pursuant to Section 2.01(k) shall continue on and after the First Amendment Effective Date and (ii) the Applicable Margin with respect to such Interest Periods shall be adjusted and effective as of the First Amendment Effective Date for all such Term C1 Advances (with the interest rate applicable to periods prior to the First Amendment Effective Date to be based on the Applicable Margin prior to the First Amendment Effective Date).”

(c)           Article II of the Credit Agreement is hereby further amended by adding the following new clause (z) to the proviso in Section 2.06(a):

“and (z) any voluntary prepayments of the Term Advances effected with the proceeds of a substantially concurrent issuance or occurrence of Debt in connection with a repricing or refinancing of all or any portion of the Facilities shall be accompanied by a prepayment fee of 1.00% of the aggregate amount of any such prepayment made on or prior to the date which occurs six months after the First Amendment Effective Date.”

(d)           Schedule I of the Credit Agreement is hereby replaced by Schedule I attached hereto.

(e)           Upon the First Amendment Effective Date, the Term B1 Advances shall have the same terms, rights and obligations as the New Term B Advances as set forth in the Loan Documents, except as modified by this Amendment, and all references to “New Term B Advances”, “New Term B Commitment”, “New Term B Facility”, “New Term B Note”, “New Term B Lenders” and “New Term B Borrowing” in the Loan Documents shall be deemed to be references to “Term B1 Advances”, “Term B1 Commitment”, “Term B1 Facility”, “Term B1 Note” “Term B1 Lenders” and “Term B1 Borrowing”, respectively.

(f)            Upon the First Amendment Effective Date, the Term C1 Advances shall have the same terms, rights and obligations as the Term C Advances as set forth in the Loan Documents, except as modified by this Amendment, and all references to “Term C Advances”, “Term C Commitment”, “Term C Facility”, “Term C Note”, “Term C Lenders” and “Term C Borrowing” in the Loan Documents shall be deemed to be references to “Term C1 Advances”, “Term C1 Commitment”, “Term C1 Facility”, “Term C1 Note” “Term C1 Lenders” and “Term C1 Borrowing”, respectively.

SECTION 2.           Other Amendments.  The Credit Agreement is hereby further amended to delete Section 9.02(b) in its entirety and insert the following Section 9.02(b) in its place:

(b)           So long as Citicorp is the Administrative Agent, materials required to be delivered pursuant to Section 5.03(b), (c) and (i) shall be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com.  Each Borrower agrees that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to such Borrower, any of its Subsidiaries or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks, “e-Disclosure”, the Administrative Agent’s internet delivery system that is part of Fixed Income Direct, Global Fixed Income’s primary web portal (the “Fixed Income Direct”), or a substantially similar electronic system (the “Platform”).  Although the Fixed Income Direct is secured with a dual firewall and a User ID/Password Authorization System and through a single user per deal authorization method whereby each user may access the Fixed Income Direct only on a deal-by-deal basis, each Borrower acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided “as is” and “as available” and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

SECTION 3.           Conditions to Effectiveness.  This Amendment and the amendments contained herein shall become effective on the date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section 3 of this Amendment shall have been fulfilled to the satisfaction of the Administrative Agent.

(i)            Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent, (c) the Majority Lenders, (d) each New Term B Lender, or in lieu of one or more New Term B Lenders, one or more Additional Term B1 Lenders providing Term B1 Commitments in an amount sufficient to refinance all of the principal of the New Term B Advances owed to such non-consenting New Term B Lenders and (e) each Term C Lender, or in lieu of one or more Term C Lenders, one or more Additional Term C1 Lenders providing Term C1 Commitments in an amount sufficient to refinance all of the principal of the Term C Advances owed to such non-consenting Term C Lenders or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

(ii)           Notice of Borrowing. The U.S. Borrower shall have provided the Administrative Agent with a Notice of Borrowing in accordance with the requirements of Section 2.02(a) of the Credit Agreement dated three Business Days prior to the First Amendment Effective Date with respect to the borrowing of the Term B1 Advances and the Term C1 Advances on the First Amendment Effective Date.

(iii)          Payment of Fees and Expenses.  The U.S. Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced.

(iv)          Evidence of Debt.  Each Term B1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the U.S. Borrower in substantially the form of Exhibit A-2 to the Credit Agreement, as modified by this Amendment, evidencing the Term B1 Advances.  Each Term C1 Lender shall have received, if requested, one or more Notes payable to the order of such Lender duly executed by the U.S. Borrower in substantially the form of Exhibit A-4 to the Credit Agreement, as modified by this Amendment, evidencing the Term C1 Advances.

(v)           Interest, Etc.  Simultaneously with the making of the Term B1 Advances, the U.S. Borrower shall have paid to all the New Term B Lenders all accrued and unpaid interest required to be paid pursuant to Section 2.01(j) (as added by this Amendment).  Simultaneously with the making of the Term C1 Advances, the U.S. Borrower shall have paid to all the Term C Lenders all accrued and unpaid interest required to be paid pursuant to Section 2.01(m) (as added by this Amendment).

(vi)          Execution of Consent.  The Administrative Agent shall have received counterparts of a Subsidiary Guaranty Consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

(vii)         Resolutions.  The Administrative Agent shall have received certified copies of (A) the resolutions of the Board of Directors of each of the Borrowers evidencing approval for this Amendment and all matters contemplated hereby and (B) all documents evidencing other necessary corporate action and governmental and other third party approvals and consents if any, with respect to this Amendment and the matters contemplated hereby.

(viii)        Certificates.  The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Borrowers, certifying (A) the names and true signatures of the officers of each Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments is required for the due execution, delivery or performance by each Borrower of this Amendment, (C) the representations and warranties contained in Section 5 of this Amendment are true and correct and (D) no event has occurred and is continuing that constitutes a Default.

(ix)           Legal Details, Etc.  All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and Shearman & Sterling as its counsel.  The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

(x)            No Default.  No Default shall have occurred and be continuing.

SECTION 4.           Post-Closing Deliveries.  Within 45 days of the First Amendment Effective Date, the Administrative Agent shall have received counterparts of Amendments of the Mortgages duly executed and acknowledged by the U.S. Borrower or the applicable Subsidiary of the U.S. Borrower, in form suitable for recording or filing and otherwise in form and substance satisfactory to the Administrative Agent, together with mortgage modification endorsements and, where applicable, a mortgage recording tax endorsement to the existing Lender’s title insurance policies delivered with respect to each such Mortgage.  The U.S. Borrower further covenants to take all further action, including, without limitation, the recordation of the Mortgage Amendments and the payment of all recording taxes, fees and other charges due in connection therewith and all costs charged by the title insurer, that may be necessary or desirable in order to continue to perfect, protect and insure the security interest of the Administrative Agent for the benefit of the Secured Parties in the property encumbered by the Mortgages.

SECTION 5.           Confirmation of Representations and Warranties.  Each of the Borrowers hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 6.           Reference to and Effect on the Transaction Documents.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

(b)  The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the transaction documents, nor constitute a waiver of any provision of any of the transaction documents.

SECTION 7.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

SECTION 9.           Entire Agreement; Modification.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

[Signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

Borrowers:

ACCURIDE CORPORATION

By:
Name:
Title:

ACCURIDE CANADA INC.

By:
Name:
Title: